Exhibit 99.1

August 20, 2010

Dear Shareholders,

Dedicated to unlocking the potential of renewable and environmentally sustainable biomass resources from bast fibers, Naturally Advanced Technologies has completed successful commercial scale processing and spinning trials of our CRAiLAR Organic Fiber technology. I am very excited to report that we stand on the brink of commercializing our CRAiLAR technology as a result of outstanding partnerships with industry leaders in the natural fiber markets.

2009 proved to be a year of frenetic activity, in fields that are crucial to our long term success and leadership in the growing, decorticating, and CRAiLAR processing of bast fibers. Trials were conducted at commercial scale in England, Germany, and the United States, with excellent results. As a result of this work, we now have the ability to manage the agronomic input of our feed stocks of choice, which maximizes the effectiveness of our CRAiLAR process and provides us with additional technology know how.

Confirmation of the progress made during this past year was evident in the successful spinning and knitting of CRAiLAR hemp and flax fiber, prompting Hanesbrands Inc. to move to the final phase of our joint development agreement with the intention to commercialize CRAiLAR Organic Fibers. We are well into the process of determining production models, supply chain needs, and marketing and branding strategies. We hope to inform you of our progress shortly.

In June 2009, we entered a Joint Development Agreement with Georgia-Pacific, one of the world's leading manufacturers and marketers of tissue, packaging, paper, cellulose, building products, and related chemicals. We are making similar progress with Georgia Pacific, although at a somewhat slower pace.

We are committed to a strong branding strategy to make CRAiLAR technology a recognizable name in Organic Fibers. In 2009, we completed the winding down of our apparel business, HTnaturals™, allowing us to focus our resources on commercializing CRAiLAR as the most attractive opportunity for building shareholder value. Looking ahead, we will continue to pursue the huge existing market opportunity for our sustainable, clean technology solutions.

On behalf of the Board, thank you for your support.

Ken Barker, CEO
Portland, OR, USA

Naturally Advanced Technologies Inc.
402-1008 Homer Street Vancouver, BC Canada V6B 2X1 • T: 604.683.8582 • F: 604.683.8586 • toll-free: 866.436.7869
www.naturallyadvanced.com • www.crailar.com • www.htnaturals.com • E:info@htnaturals.com

NATURALLY ADVANCED TECHNOLOGIES INC.
Suite 402, 1008 Homer Street
Vancouver, British Columbia, Canada, V6B 2X1
Telephone: 604-683-8582      Facsimile: 604-683-8586
www.naturallyadvanced.com

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Meeting") of the shareholders of NATURALLY ADVANCED TECHNOLOGIES INC. (the "Company") will be held at 500 Granville Street, Vancouver, British Columbia, V6C 1W6, on Wednesday, September 22, 2010 at 2:00 p.m. (Vancouver time) for the following purposes:

  To review and consider the audited financial statements of the Company for the fiscal year ended December 31, 2009, the report of the auditor thereon and the related management discussion and analysis;

  To appoint an auditor for the ensuing year;

  To set the number of directors of the Company at eight;

  To elect the directors of the Company for the ensuing year;

  To approve the Company's 2010 fixed share option plan; and

  To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

An Information Circular accompanies this Notice of Meeting. The Information Circular contains details of matters to be considered at the Meeting.

Shareholders of record on the Company's books at the close of business on July 30, 2010, are entitled to notice of and to attend and vote at the Meeting or any adjournment or adjournments thereof. Pursuant to the Company's constating documents, each share is entitled to one vote.

Registered Shareholders who are unable to attend the Meeting in person and who wish to ensure that their shares will be voted at the Meeting are requested to complete, sign, date and return the enclosed form of proxy and deliver it in accordance with the instructions set out in the form of proxy and in the Information Circular.

Non-registered shareholders who plan to attend the Meeting must follow the instructions set out in the form of proxy or voting instruction form and in the Information Circular to ensure that their shares will be voted at the Meeting. If you hold your shares in a brokerage account you are not a registered shareholder.

Dated at Vancouver, British Columbia, Canada, on this 20th day of August, 2010.

BY ORDER OF THE BOARD OF DIRECTORS OF
NATURALLY ADVANCED TECHNOLOGIES INC.

Kenneth Barker,
Chief Executive Officer and a Director

NATURALLY ADVANCED TECHNOLOGIES INC.
Suite 402, 1008 Homer Street
Vancouver, British Columbia, Canada, V6B 2X1
Telephone: 604-683-8582      Facsimile: 604-683-8586
www.naturallyadvanced.com

INFORMATION CIRCULAR
as at July 30, 2010

This Information Circular is furnished in connection with the solicitation of proxies by the management of NATURALLY ADVANCED TECHNOLOGIES INC. (the "Company") for use at the annual general meeting (the "Meeting") of its shareholders to be held on 22nd day, September, 2010, at the time and place and for the purposes set forth in the accompanying Notice of meeting and any adjournment thereof.

In this Information Circular, references to "the Company", "we" and "our" refer to NATURALLY ADVANCED TECHOLOGIES INC. "Common Shares" means common shares without par value in the capital of the Company. "Beneficial Shareholders" (also known as "Non-Registered Shareholders") means shareholders who do not hold Common Shares in their own name, and "intermediaries" refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Shareholders and "Non-Registered Shareholders".

GENERAL PROXY INFORMATION

Solicitation of Proxies

It is expected that the solicitation of proxies will be primarily by mail. Proxies may be solicited personally or by telephone by directors, officers and employees of the Company. The Company will bear all costs of this solicitation. We have arranged for intermediaries to forward the Meeting materials to beneficial owners of the Common Shares held of record by those intermediaries and we may reimburse the intermediaries for their reasonable fees and disbursements in that regard.

Appointment of Proxyholders

The persons named in the accompanying form of proxy (the "Proxy") are Kenneth Barker, the Chief Executive Officer and a director of the Company and Jason Finnis, the President, Chief Operating Officer and a director of the Company. If you are a shareholder entitled to vote at the Meeting you have the right to appoint a person or company, other than the persons designated in the Proxy, who need not be a shareholder, to attend and act for you and on your behalf at the Meeting. You may do so either by:

1.         inserting the name of that other person in the blank space provided in the Proxy; or

2.         by completing and delivering another suitable form of proxy.

Voting by Proxyholder

The persons named in the Proxy will vote or withhold from voting the Common Shares represented thereby in accordance with your instructions on any ballot that may be called for. If you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly. The Proxy confers discretionary authority on the persons named therein with respect to:

  each matter or group of matters identified therein for which a choice is not specified, other than the appointment of an auditor and the election of directors;

  any amendment to or variation of any matter identified therein; and

  any other matter that properly comes before the Meeting.

In respect of a matter for which a choice is not specified in the Proxy, the persons named in the Proxy will vote the Common Shares represented by the Proxy for the approval of such matter.

Registered Shareholders

Registered shareholders may wish to vote by proxy whether or not they are able to attend the Meeting in person. Registered shareholders submitting a proxy may do so by:

  completing, dating and signing the enclosed Proxy and returning it to the Company's transfer agent, Computershare Investor Services Inc. ("Computershare"), by fax within North America at 1-866-249-7775, outside of North America at 416-263-9524, or by mail or by hand to the 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1;

  using a touch-tone phone to transmit voting choices to a toll free number at 1-866-732-8683 and following the instructions of the voice response system by providing the Control Number, Holder Account Number and Access Number located on the Proxy; or

  using the internet through the website of Computershare at www.investorvote.com.

In all cases ensuring that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or any adjournment thereof at which the Proxy is to be used.

Non-registered Shareholders

The information in this section is of significant importance to shareholders who do not hold Common Shares in their own name.

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting.

Most shareholders of the Company are "non-registered" shareholders because the Common Shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares. More particularly, a person is not a registered shareholder in respect of Common Shares which are held on behalf of that person (the "Non-Registered Holder") but which are registered either:

    in the name of an intermediary (an "Intermediary") that the Non-Registered Holder deals with in respect of the Common Shares; or

    in the name of a clearing agency (such as The Canadian Depository for Securities Limited ("CDS")) of which the Intermediary is a participant.

In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Company has distributed copies of the Notice of Meeting, this Information Circular and the Proxy (collectively, the "Meeting Materials") to the clearing agencies and Intermediaries for onward distribution to Non-Registered Holders.

Intermediaries are required to forward the Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Often Intermediaries will use service companies to forward the Meeting Materials to Non-Registered Holders. Generally, Non-Registered holders who have not waived the right to receive Meeting Materials will either:

    be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of Common Shares beneficially owned by the Non-Registered Holder but which is otherwise not completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Holder when submitting the proxy. In this case the Non-Registered Holder who wishes to submit a proxy should otherwise properly complete the form of proxy and deposit it with Computershare as provided above; or

    more typically, be given a voting instruction form which is not signed by the Intermediary, and which when properly completed and signed by the Non-Registered Holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a "proxy authorization form") which the Intermediary must follow. Typically, the proxy authorization form will consist of a one page pre-printed form. Sometimes, instead of the one page pre-printed form, the proxy authorization form will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label containing a bar-code and other information. In order for the form of proxy to validly constitute a proxy authorization form, the Non-Registered Holder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and return it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit Non-Registered Holders to direct the voting of the Common Shares which they beneficially own. Should a Non-Registered Holder who receives one of the above forms wish to vote at the Meeting in person, the Non-Registered Holder should strike out the names of the Management Proxyholders named in the Proxy form and insert the Non-Registered Holder's name in the blank space provided. In either case, Non-Registered Holders should carefully follow the instructions of their Intermediary, including those regarding when and where the proxy or proxy authorization form is to be delivered.

Notice to Shareholders in the United States

The solicitation of proxies involve securities of an issuer located in Canada and are being effected in accordance with the corporate laws of the Province of British Columbia, Canada, and securities laws of the provinces of Canada. The proxy solicitation rules under the United States Securities Exchange Act of 1934, as amended, are not applicable to the Company or this solicitation, and this solicitation has been prepared in accordance with the disclosure requirements of the securities laws of the provinces of Canada. Shareholders should be aware that disclosure requirements under the securities laws of the provinces of Canada differ from the disclosure requirements under United States securities laws.

The enforcement by shareholders of civil liabilities under United States federal securities laws may be affected adversely by the fact that the Company is incorporated under the Business Corporations Act (British Columbia), as amended, certain of its directors and its executive officers are residents of Canada and a substantial portion of its assets and the assets of such persons are located outside the United States. Shareholders may not be able to sue a foreign company or its officers or directors in a foreign court for violations of United States federal securities laws. It may be difficult to compel a foreign company and its officers and directors to subject themselves to a judgment by a United States court.

Revocability of Proxy

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

  executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder's authorized attorney in writing, or, if the registered shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Computershare at 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening of the Meeting, or to the Chairman of the Meeting on the day of the Meeting or any reconvening thereof or in any other manner provided by law; or

  personally attending the Meeting and voting the registered shareholder's Common Shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

INTEREST OF CERTAIN PERSONS OR COMPANIES
IN MATTERS TO BE ACTED UPON

No directors or executive officers of the Company, or any person who has held such a position since the beginning of the last completed financial year end of the Company, nor any nominee for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any substantial or material interest, either direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting other than the election of directors, the appointment of the auditor and as may be set out in this Information Circular.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

The Board of Directors of the Company (the "Board") has fixed July 30, 2010, as the record date (the "Record Date") for determination of persons entitled to receive notice of the Meeting. Only shareholders of record at the close of business on the Record Date who either attend the Meeting personally or complete, sign and deliver a form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have their Common Shares voted at the Meeting.

The Company is authorized to issue 100,000,000 Common Shares without par value. As at the date of this Information Circular, 35,288,202 Common Shares without par value of the Company were issued and outstanding, each such Common Share carrying the right to one vote at the Meeting.

The Board and Officers of the Company are soliciting proxies by issuance of this Information Circular. Those persons, their present offices and their common shares beneficially owned in the Company, directly or indirectly, are reflected below together with the names of those individuals who beneficially own, directly or indirectly, or exercise control or direction, over common shares carrying more than 5% of the voting rights attached to any class of voting securities of the Company:

Name of Voting Shareholder	Number of Shares Held as at July 30, 2010	Percentage of Outstanding Voting Shares
Major Shareholders:
Dennis W. Howitt Trust	3,317,500	9.40%
Chen Yen Yeo	2,000,000	5.67%
Officers and Directors:
Kenneth Barker, Chief Executive Officer and a Director	3,077,019(1)	8.72%
Robert Edmunds, Director	2,088,141(2)	5.92%
Jason Finnis, President, Chief Operating Officer and Director	3,256,750(3)	9.23%
Larisa Harrison Chief Administration Officer, Secretary, Treasurer and Director	3,256,750(3)	9.23%
Miljenko Horvat Chairman and Director	1,077,431(4)	3.05%

Name of Voting Shareholder	Number of Shares Held as at July 30, 2010	Percentage of Outstanding Voting Shares
Jeremy Jones Director	100,000(5)	0.28%
Peter Moore Director	2,100,000(6)	5.95%
Guy Prevost Chief Financial Officer and Director	734,300(7)	2.08%
All Officers and Directors as a Group (8 members)	12,433,641(8)	35.23%

Notes:

(1)        This figure consists of: (a) 1,077,019 Common Shares, of which 112,649 Common Shares are held by Kenneth Barker directly, 83 Common Shares are held of record by Meriwether Group Investments, LLC (of which Mr. Barker has a 50% equity ownership interest), 964,287 Common Shares are held of record by Meriwether Capital Partners LP (of which Mr. Barker has a one-third equity ownership interest in Meriwether Ventures, the general partnership which is the manager of Meriwether Capital Partners LP); and (b) options to acquire 2,000,000 Common Shares.

(2)        This figure consists of: (a) 1,728,604 Common Shares held by Mr. Edmunds; (b) 252,500 Common Shares held by Lesley Hayes, the wife of Mr. Edmunds; (c) Mr. Edmunds also holds options to acquire 50,000 Common Shares; (d) Ms. Hayes holds options to acquire 20,000 Common Shares; and (d) Mr. Edmunds holds warrants to acquire 37,037 Common Shares.

(3)        This figure consists of (a) 2,190,873 Common Shares, of which 1,788,522 Common Shares are held jointly by Jason Finnis and Larisa Harrison who are husband and wife; 195,565 Common Shares are held by Mr. Finnis and 206,786 Common Shares are held by Ms. Harrison; and (b) Mr. Finnis holds options to acquire 682,939 Common Shares and Ms. Harrison holds options to acquire 382,938 Common Shares.

(4)        This figure consists of: (a) 939,931 Common Shares; (b) options to acquire 50,000 Common Shares; and (c) 87,500 warrants to acquire 87,500 shares.

(5)        This figure consists of options to acquire 100,000 Common Shares.

(6)        This figure consists of: (a) 2,025,000 Common Shares; and (b) options to acquire 75,000 Common Shares.

(7)        This figure consists of: (a) 184,300 Common Shares; and (b) options to acquire 550,000 Common Shares.

(8)        This figure consists of (a) 8,398,227 Common Shares; (b) options to acquire 3,910,877 Common Shares; and (c) warrants to acquire 124,537 Common Shares.

ELECTION OF DIRECTORS

Setting Number of Directors

The management of the Company proposes that the number of directors to be elected at the Meeting be set at eight. Shareholders will be requested to approve an ordinary resolution that the number of directors be fixed at eight.

Election of Directors

The term of office of each of the current directors will end at the conclusion of the Meeting. Unless the director's office is earlier vacated in accordance with the provisions of the Business Corporations Act (British Columbia), each director elected will hold office until the conclusion of the next annual general meeting of the Company, or if no director is then elected, until a successor is elected.

The following table sets out the names of management's nominees for election as directors, all major offices and positions with the Company and any of its significant affiliates each now holds, each nominee's principal occupation, business or employment for the five preceding years for new director nominees, the period of time during which each has been a director of the Company and the number of Common Shares of the Company owned by each, directly or indirectly, or over which each exercised control or direction, as at the date of this Information Circular.
Name of Nominee, Present Position with the Company, Province/State and Country of Residence	Director Since	Number of Shares Directly or Indirectly Beneficially Owned as at July 30, 2010	Present Principal Occupation, Business or Employment
Kenneth Barker Chief Executive Officer and Director Oregon, USA	Jan. 11, 2006	1,077,019 (3)	Chief Executive Officer of Naturally Advanced Technologies Inc. and President of The Meriwether Group
Robert Edmunds(1)(2) Director Alberta, Canada	Dec. 15, 2000	1,981,104(4)	President and Director of No Drama Media Corporation
Jason Finnis President, Chief Operating Officer and Director British Columbia, Canada	Dec. 15, 2000	2,190,873(5)	President and Chief Operating Officer of Naturally Advanced Technologies Inc.
Larisa Harrison(1)(2) Chief Administration Officer, Secretary, Treasurer and Director British Columbia, Canada	Dec. 15, 2000	2,190,873(5)	Chief Administration Officer, Secretary and Treasurer of Naturally Advanced Technologies Inc.
Miljenko Horvat(1)(2) Chairman and Director British Columbia, Canada	July 11, 2006	939,931(6)	President of Horvat Capital
Jeremy Jones Director Kansas, USA	August 5, 2009	Nil(7)	Principal of Neomat Consulting, March 2009 to present; Vice-President of Koch Genesis, March 2007 to February 2009; Vice-President of Crosslink, January 2001 to February 2007

Name of Nominee, Present Position with the Company, Province/State and Country of Residence	Director Since	Number of Shares Directly or Indirectly Beneficially Owned as at July 30, 2010	Present Principal Occupation, Business or Employment
Peter Moore Director Oregon, USA	July 11, 2006	2,025,000(8)	President of What'a Ya Think Inc.
Guy Prevost Chief Financial Officer and Director British Columbia, Canada	Nov. 14, 2005	184,300(9)	Chief Financial Officer of Naturally Advanced Technologies Inc.

Notes:

(1)         Member of Audit Committee.

(2)         Member of Compensation Committee.

(3)         This figure consists of (a) 1,077,019 Common Shares, of which 112,649 Common shares are held directly by Mr. Barker, 83 Common Shares are held of record by Meriwether Group Investments, LLC (of which Mr. Barker has a 50% equity ownership interest), and 964,287 Common Shares are held of record by Meriwether Capital Partners LP (of which Mr. Barker has a one-third equity ownership interest in Meriwether Ventures, the general partnership which is the manager of Meriwether Capital Partners LP). Mr. Barker also holds options to acquire 2,000,000 Common Shares.

(4)         This figure consists of 1,728,604 Common Shares held by Mr. Edmunds and 252,500 Common Shares held by Lesley Hayes, the wife of Mr. Edmunds. Mr. Edmunds also holds options to acquire 50,000 Common Shares. Ms. Hayes also holds options to acquire 20,000 Common Shares. Robert Edmunds holds warrants to acquire 37,037 Common Shares.

(5)         This figure consists of (a) 2,190,873 Common Shares, of which 1,788,522 Common Shares are held jointly by Jason Finnis and Larisa Harrison who are husband and wife; 195,565 Common Shares are held solely by Mr. Finnis and 206,786 Common Shares are held solely by Ms. Harrison. Mr. Finnis also holds options to acquire 682,939 Common Shares. Ms. Harrison also holds options to acquire 382,938 Common Shares.

(6)         Mr. Horvat also holds options to acquire 50,000 Common Shares. Mr. Horvat holds warrants to acquire 87,500 Common Shares.

(7)         Mr. Jones also holds options to acquire 100,000 Common Shares.

(8)         Mr. Moore also holds options to acquire 75,000 Common Shares.

(9)         Mr. Prevost also holds options to acquire 550,000 Common Shares.

To the knowledge of management, no proposed director:

(a)         is, as of the date of this Information Circular, or has been, within 10 years before the date of this Information Circular, a director, chief executive officer or chief financial officer of any company (including the Company) that:

(i)         was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; and

(ii)         was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer;

(b)         is, as of the date of this Information Circular, or has been within 10 years before the date of this Information Circular, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c)         has, within the 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

COMPENSATION OF EXECUTIVE OFFICERS

In this section "NEO" or "Named Executive Officer" means each of the following individuals:

    a Chief Executive Officer ("CEO");

    a Chief Financial Officer ("CFO");

    each of the three most highly compensated executive officers, of the three most highly compensated individuals acting in a similar capacity, other than the CEO and CFO, at the end of the most recently completed financial year whose total compensation was, individually, more than CDN$150,000 for that financial year; and

    each individual who would be an NEO under paragraph © but for the fact that the individual was neither an executive officer of the Company, nor acting in a similar capacity, at the end of that financial year.

Kenneth Barker, CEO, Guy Prevost, CFO, Jason Finnis, President and Chief Operating Officer and Larisa Harrison, Chief Administration Officer, Secretary and Treasurer, are each a "Named Executive Officer" of the Company for the purposes of the following disclosure.

Compensation Discussion and Analysis

The Company's Compensation Committee is composed of Miljenko Horvat (the committee chair), Robert Edmunds and Larisa Harrison. Messrs. Horvat and Edmunds are independent directors.

The Compensation Committee had adopted a charter which is available on the Company's website at www.naturallyadvanced.com.

During the financial year ended December 31, 2009, Miljenko Horvat was the Chairman and Larisa Harrison was the Chief Administration Officer, Secretary and Treasurer of the Company. Ms. Harrison is also the President and Secretary of the Company's wholly-owned subsidiary, HTNaturals Apparel Corp., and she is the Secretary of the Company's wholly-owned subsidiaries, 0697872 B.C. Ltd. and Crailar Fiber Technologies Inc.

The Compensation Committee is responsible for the development and supervision of the Company's approach to compensation for directors, officers and senior management as well as bonuses and any increases in compensation to employees or staff that would have a material impact on the Company's expenses. The Compensation Committee shall:

A.         Review and make recommendations regarding compensation issues, in particular;

(i)         compensation philosophy and policies;

(ii)        competitive positioning;

(iii)       annually review the performance of the CEO, the COO and the CFO on behalf of the Board;

(iv)        make recommendations to the Board for payment and awards to Senior Officers under the Company's salary and incentive plans;

(v)         make recommendations to the Board for annual aggregate incentive compensation payouts to management, including security based compensation arrangements, and profit sharing to employees; and

(vi)        make recommendations to the Board regarding Director compensation.

B.         Review:

(i)         senior management succession planning;

(ii)        senior management development and training; and

(iii)       significant changes in organizational structure.

C.         Ensure for each meeting that minutes are recorded, drafted and circulated on a timely basis to committee members.

The Board assumes responsibility for reviewing and monitoring the long-range compensation strategy for the senior management of the Company although the Compensation Committee guides it in this role. The Company's Compensation Committee receives independent competitive market information on compensation levels for executives.

Philosophy and Objectives

The compensation program for the senior management of the Company is designed to ensure that the level and form of compensation achieves certain objectives, including:

(a)         attracting and retaining talented, qualified and effective executives;

(b)         motivating the short and long-term performance of these executives; and

(c)         better aligning their interests with those of the Company's shareholders.

In compensating its senior management, the Company has employed a combination of base salary, bonus compensation and equity participation through its stock option plan.

Base Salary

In the Board's view paying base salaries which are competitive in the markets in which the Company operates is a first step to attracting and retaining talented, qualified and effective executives. Competitive salary information on comparable companies within the industry is compiled from a variety of sources, including surveys conducted by independent consultants and national and international publications.

Bonus Incentive Compensation

The Company's objective is to achieve certain strategic objectives and milestones. The Board will consider executive bonus compensation dependent upon the Company meeting those strategic objectives and milestones and sufficient cash resources being available for the granting of bonuses. The Board approves executive bonus compensation dependent upon compensation levels based on recommendations of the Compensation Committee, and such recommendations are generally based on survey data provided by independent consultants.

Equity Participation

The Company believes that encouraging its executives and employees to become shareholders is the best way of aligning their interests with those of its shareholders. Equity participation is accomplished through the Company's 2008 fixed share option plan. Stock options are granted to executives and employees taking into account a number of factors, including the amount and term of options previously granted, base salary and bonuses and competitive factors. The amounts and terms of options granted are determined by the Compensation Committee.

Given the evolving nature of the Company's business, the Board continues to review and redesign the overall compensation plan for senior management so as to continue to address the objectives identified above.

Actions, Decisions or Policies Made After December 31, 2009

There were no actions, decisions or policies made after December 31, 2009, that could affect a reader's understanding of Named Executive Officer compensation.

Option-Based Awards

The Company has in place a 2008 fixed share option plan dated for referenced September 24, 2008, and approved by the TSX Venture Exchange (the "TSXV") on November 6, 2008 (the "2008 Fixed Share Option Plan"). An aggregate of 6,068,266 Common Shares are reserved for issuance pursuant to the 2008 Fixed Share Option Plan. The 2008 Fixed Share Option Plan was established to provide incentive to qualified parties to increase their proprietary interest in the Company and thereby encourage their continuing association with the Company. The Compensation Committee proposes stock option grants to the Board based on such criteria as performance, previous grants, and hiring incentives. All grants require approval of the Board. The 2008 Fixed Share Option Plan is administered by the directors of the Company and provides that options will be issued to directors, officers, employees or consultants of the Company or a subsidiary of the Company. As at the date hereof there are options outstanding to purchase an aggregate of 6,044,000 Common Shares.

Shareholders are being asked to approve a new 2010 fixed share option plan (See Section "Particulars of Matters to be Acted Upon").

Summary Compensation Table

The compensation paid to the Named Executive Officers during the Company's two most recently completed financial years of December 31, 2009 and December 31, 2008, is as set out below and expressed in U.S. dollars unless otherwise noted:
Name and principal position	Year	Salary ($)	Share-based awards ($)	Option-based awards(1) ($)	Non-equity incentive plan compensation ($)		Pension value ($)	All other compen-sation ($)	Total compensation ($)
					Annual incentive plans	Long-term incentive plans
Kenneth Barker, CEO	2009	$180,000	Nil	$349,838	Nil	Nil	Nil	Nil	$529,838
	2008	$150,000	Nil	$303,269	Nil	Nil	Nil	Nil	$453,269
Jason Finnis, President	2009	$134,306	Nil	$284,807	Nil	Nil	Nil	Nil	$419,113
	2008	$124,804	Nil	$73,365	Nil	Nil	Nil	Nil	$198,169
Guy Prevost, CFO	2009	$134,306	Nil	$284,807	Nil	Nil	Nil	Nil	$419,113
	2008	$124,804	Nil	$73,365	Nil	Nil	Nil	Nil	$198,169
Larisa Harrison, CAO, Secretary and /Treasurer	2009	$134,306	Nil	$74,904	Nil	Nil	Nil	Nil	$209,210
	2008	$124,804	Nil	$73,365	Nil	Nil	Nil	Nil	$198,169

Note:

(1)        Amounts presented in this column represent the fair value of the grant date of such options.

Outstanding Share-based Awards and Option-based Awards

The following table sets out all option-based awards and share-based awards outstanding as at December 31, 2009, for each Named Executive Officer and is expressed in U.S. dollars unless otherwise noted:

	Option-based Awards				Share-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options(1) ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested ($)
Kenneth Barker, CEO	1,000,000(2)	$0.75	Aug. 24, 2010	$230,000	Nil	Nil
	500,000(2)	$1.45	Oct. 14, 2011	Nil	200,000	Nil
	500,000	$1.17	Oct. 20, 2014	Nil	500,000	Nil
Guy Prevost, CFO	350,000	$0.50	May 15, 2010	$168,000	Nil	Nil
	125,000	$1.15	Feb. 1, 2011	Nil	Nil	Nil
	125,000	$1.12	Jan. 21, 2012	Nil	10,416	Nil
	300,000	$1.17	Oct. 20, 2014	Nil	300,000	Nil

	Option-based Awards				Share-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options(1) ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested ($)
Jason Finnis, COO and President	150,000	$0.80	Aug. 8, 2010	$27,000	Nil	Nil
	125,000	$1.15	Feb. 1, 2011	Nil	Nil	Nil
	125,000	$1.12	Jan. 21, 2012	Nil	10,416	Nil
	300,000	$1.17	Oct. 20, 2014	Nil	300,000	Nil
Larisa Harrison, CAO, Secretary and /Treasurer	10,000	$0.50	May 15, 2010	$4,800	Nil	Nil
	150,000	$0.80	Aug. 8, 2010	$27,000	Nil	Nil
	125,000	$1.15	Feb. 1, 2011	Nil	Nil	Nil
	125,000	$1.12	Jan. 21, 2012	Nil	10,416	Nil

Notes:

(1)         The closing price of the Company's shares on December 31, 2009, on the OTCBB was US$1.02 and on the TSXV was CDN$1.03 (US$0.98).

(2)         Stock options were originally held by Meriwether Group Investments LCC (of which Mr. Barker has a 50% equity ownership interest). On October 30, 2009 Meriwether Group Investments LLC assigned and transferred its right, title and interest in the options to Kenneth Barker.

Incentive Plan Awards - Value Vested or Earned During the Year

The following table sets out the value vested or earned under incentive plans during the year ended December 31, 2009, for each Named Executive Officer and is expressed in U.S. dollars unless otherwise noted:

Name	Option-based awards - Value vested during the year ($)	Share-based awards - Value vested during the year ($)	Non-equity incentive plan compensation - Value earned during the year ($)
Kenneth Barker, CEO	330,261	Nil	Nil
Guy Prevost, CFO	76,629	Nil	Nil
Jason Finnis, COO and President	76,629	Nil	Nil
Larisa Harrison, CAO, Secretary and Treasurer	76,629	Nil	Nil

Termination and Change of Control Benefits

As of the end of the financial year ended December 31, 2009, the Company was party to a CEO Agreement dated for reference as at August 24, 2009, with Kenneth Barker, the CEO and a director of the Company. Under the CEO Agreement, Mr. Barker is to be paid US$15,000.00 per month plus reimbursement of out-of-pocket expenses.

The CEO Agreement can be terminated without cause by either party with 30 calendar days prior written notice. In the event the Company delivers notice to Mr. Barker, Mr. Barker's ongoing obligation to provide services to the Company will immediately cease upon the date of the notice of termination, however, the Company shall continue to be obligated to provide and to pay to Mr. Barker all of the amounts payable to him under the CEO Agreement until the effective termination date and including, without limitation, Mr. Barker's then right to exercise any vested portion of any options outstanding until the end of the exercise term of the options.

Director Compensation

The compensation provided to the directors, excluding a director who is included in disclosure for a Named Executive Officer, for the Company's most recently completed financial year of December 31, 2009 and is expressed in U.S. dollars unless otherwise noted:

Name	Fees earned ($)	Share-based awards ($)	Option-based awards(1) ($)	Non-equity incentive plan compensation ($)	Pension value ($)	All other compensation ($)	Total ($)
Robert Edmunds	Nil	Nil	$16,240	Nil	Nil	Nil	$16,240
Peter Moore	Nil	Nil	$16,240	Nil	Nil	Nil	$16,240
Miljenko Horvat	Nil	Nil	$16,240	Nil	Nil	Nil	$16,240
Jeremy Jones	$9,250	Nil	$57,279	Nil	Nil	Nil	$57,279

Note:

(1) Amounts presented in this column represent the fair value as of the grant date of such stock options.

The following table sets out all option-based awards and share-based awards outstanding as at December 31, 2009, for each director, excluding a director who is already set out in disclosure for a Named Executive Officer for the Company and is expressed in U.S. dollars unless otherwise noted:

	Option-based Awards				Share-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of unexercised in-the-money options(1) ($)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested ($)
Robert Edmunds	25,000	$0.80	Aug. 8, 2010	$4,500	Nil	Nil
	25,000	$1.15	Feb. 1, 2011	Nil	Nil	Nil
	25,000	$1.12	Jan. 21, 2012	Nil	2,083	Nil
Miljenko Horvat	10,000	$0.50	May 15, 2010	$4,800	Nil	Nil
	25,000	$0.80	Aug. 8, 2010	$4,500	Nil	Nil
	25,000	$1.15	Feb. 1, 2011	Nil	Nil	Nil
	25,000	$1.12	Jan. 21, 2012	Nil	2,083	Nil
Jeremy Jones	100,000	$1.01	March 1, 2012	Nil	81,249	Nil
Peter Moore	25,000	$0.80	Aug. 8, 2010	$4,500	Nil	Nil
	25,000	$1.15	Feb. 1, 2011	Nil	Nil	Nil
	25,000	$1.12	Jan 21, 2012	Nil	2,083	Nil

Note:

(1)         The closing price of the Company's shares on December 31, 2009, on the OTCBB was US$1.02 and on the TSXV was CDN$1.03 (US$0.98).

The following table sets out the value vested or earned under incentive plans during the year ended December 31, 2009, for each director, excluding a director who is already set out in disclosure for a Named Executive Officer for the Company:

Name	Option-based awards - Value vested during the year ($)	Share-based awards - Value vested during the year ($)	Non-equity incentive plan compensation - Value earned during the year ($)
Robert Edmunds	15,326	Nil	Nil
Miljenko Horvat	15,326	Nil	Nil
Jeremy Jones	21,480	Nil	Nil
Peter Moore	15,326	Nil	Nil

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The only equity compensation plan which the Company currently has in place is its 2008 Fixed Share Option Plan under which 6,058,766 shares are authorized. The 2008 Fixed Share Option Plan was approved by the TSXV on November 6, 2008.

Shareholders are being asked to approve a new plan (See Section "Particulars of Matters to be Acted Upon").

The table set forth below presents the securities authorized for issuance with respect to the respective Stock Option Plans under which equity securities are authorized for issuance as of December 31, 2009.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders
2008 Fixed Share Option Plan	4,724,125	$1.01	82,766
Equity compensation plans not approved by securityholders	N/A

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No executive officers, directors, employees or former executive officers, directors and employees of the Company or any of its subsidiaries were indebted to the Company as of the Company's financial year ended December 31, 2009, or at any date within 30 days before the date of this Information Circular in connection with a purchase of securities and/or all other indebtedness.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

To the knowledge of management of the Company, no informed person (a director, officer or holder of 10% or more of the Common Shares) or nominee for election as a director of the Company or any associate or affiliate of any informed person or proposed director had any interest in any transaction which has materially affected or would materially affect the Company or any of its subsidiaries during the year ended December 31, 2009, or has any interest in any material transaction in the current year other than as set out below:

1.          Loan Agreement with Robert Edmunds

On February 19, 2007, the Company signed a secured loan agreement with Robert Edmunds, a director of the Company, for financing of apparel manufacturing. Under the terms of this agreement, the Company can borrow up to US$400,000 at an interest rate of 12% with a 1% charge for each draw on the loan. On August 28, 2007, this amount was increased to US$550,000. The loan is secured by a subordinated charge on the assets of the Company and was originally due February 28, 2008, and was subsequently extended to February 28, 2009. During 2007, the Company made draws on the loan totaling US$510,000. On March 7, 2008, the Company increased the amount available from the secured loan agreement to US$700,000 and made an additional draw against the loan for US$183,000 on March 8, 2008. On June 13, 2008, the Company made a draw of US$7,000 on the secured loan agreement and also received an additional US$35,000 loan. The additional loan of US$35,000 and outstanding interest of US$40,726 were paid back to Mr. Edmunds on July 22, 2008.

On February 16, 2009, Mr. Edmunds advanced the Company an additional US$200,000 for a total amount due to him of US$900,000. A new secured loan agreement, with an interest rate of 12%, is due in February, 2011, and is for the total amount outstanding (US$900,000).

2.          Private Placement - September 21, 2009

On September 21, 2009, the Company closed a non-brokered private placement for gross proceeds of CDN$999,672 (US$916,366). Pursuant to the private placement, the Company issued a total of 833,060 units (each a "Unit") at a subscription price of CDN$1.20 per Unit, with each Unit being comprised of one Common Share and one-half of one share purchase warrant (each a "Warrant"), and with each whole Warrant exercisable to purchase one additional Common Share at a price of CDN$1.50 until September 21, 2012.

Miljenko Horvat, a director and officer of the Company, purchased 25,000 Units in the private placement.

3.          Private Placement - May 18, 2010

On May 18, 2010, the Company closed a non-brokered private placement for gross proceeds of $1,424,739. Pursuant to the private placement, the Company issued a total of 1,424,739 units (each a "Unit") at a subscription price of $1.00 per Unit, with each Unit being comprised of one Common Share and one-half of one share purchase warrant (each a "Warrant"), and with each whole Warrant exercisable to purchase one additional Common Share at a price of $1.25 until May 19, 2013, 2012.

Miljenko Horvat, a director and officer of the Company, purchased 150,000 Units in the private placement.

MANAGEMENT CONTRACTS

As of the end of the financial year ended December 31, 2009, the Company was party to a CEO Agreement dated for reference as at August 24, 2009, with Kenneth Barker, the CEO and a director of the Company. Under the CEO Agreement, Mr. Barker is to be paid US$15,000.00 per month plus reimbursement of out-of-pocket. The CEO Agreement can be terminated without cause by either party with 30 calendar days prior written notice.

Under the terms of the CEO Agreement and subject to certain vesting terms and conditions, the Company granted Mr. Barker the right and option to purchase an aggregate of up to 500,000 Common Shares at a price of US$1.17 Common Share expiring October 20, 2014.

APPOINTMENT OF AUDITOR

The management of the Company proposes to nominate Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants, as auditor of the Company to hold office until the next annual general meeting of shareholders, at a remuneration to be fixed by the Board.

Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants, has acted as the Company's auditor since June 12, 2004.

AUDIT COMMITTEE AND RELATED MATTERS

National Instrument 52-110 of the Canadian Securities Administrators ("NI 52-110") requires the Company, as a venture issuer, to disclose annually in its information circular certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth in the following:

The Audit Committee's Charter

The Company's Board has adopted a charter (the "Charter") for its Audit Committee. A copy of the Audit Committee Charter is attached as Schedule "A" hereto.

Composition of the Audit Committee

The following table sets out the members of the Audit Committee and indicates whether each is "independent" members and whether each is "financially literate" within the meanings given to those terms in the Charter.
Name of Member of Audit Committee	Officer or Employee	Independent(1)	Financially Literate(2)
Robert Edmunds	No	Yes	Yes
Larisa Harrison	Yes	No	Yes
Miljenko Horvat	Yes	Yes	Yes

Notes:

(1)        A member of the Audit Committee is considered "independent" if the member has no direct or indirect material relationship with the Company. A material relationship means a relationship which could, in the view of the Board, reasonably interfere with the exercise of a member's independent judgment.

(2)        A member of the Audit Committee is considered "financially literate" if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company.

Relevant Education and Experience

Each member of the Audit Committee has:

    an understanding of the accounting principles used by the Company to prepare its financial statements;

    the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and reserves;

    experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more individuals engaged in such activities; and

    an understanding of internal controls and procedures for financial reporting.

Audit Committee Oversight

At no time since the commencement of the Company's most recently completed financial year have any recommendations by the Audit Committee respecting the appointment and/or compensation of the Company's external auditors not been adopted by the Board.

Reliance on Certain Exemptions

At no time since the commencement of the Company's most recently completed financial year has the Company relied on:

  the exemptions in section 2.4 of "De Minimus Non-Audit Services" (Section 2.4 of NI 52-110); or

  any exemption from NI 52-110 provided by Part 8 of NI 52-110.

Pre-Approval of Policies and Procedures

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services.

External Auditor Services Fees (By Category)

The following table discloses the fees billed to the Company by its external auditor during the last two financial years.

Nature of Services	Financial Year Ending December 31, 2009 (Estimated)	Financial Year Ending December 31, 2008
Audit Fees(1)	$79,000	$93,000
Audit-Related Fees(2)	Nil	Nil
Tax Fees(3)	$7,000	$7,000
All Other Fees(4)	Nil	Nil

Notes:

(1)         The aggregate fees billed for audit fees.

(2)         The aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit Fees".

(3)         The aggregate fees billed for tax compliance, tax advice, and tax planning services.

(4)         The aggregate fees billed for professional services other than those listed in "Audited Fees", "Audited-Related Fees" and "Tax Fees".

CORPORATE GOVERNANCE

General

Corporate governance refers to the policies and structure of the board of directors of a company whose members are elected by and are accountable to the shareholders of the company. Corporate governance encourages establishing a reasonable degree of independence of the board of directors from executive management and the adoption of policies to ensure the board of directors recognizes the principles of good management. The Board is committed to sound corporate governance practices; as such practices are both in the interests of shareholders and help to contribute to effective and efficient decision-making.

1.          Board of Directors

In order that the Board can function independently of management, it will seek to maintain a majority of the Board as independent and unrelated.

An "independent director" is a director who is not an employee or officer of the Company and is not receiving remuneration from the Company beyond directors' fees. In the context of the Audit Committee, as defined in NI 52-110, no material relationship with the Company is a further requirement.

An "unrelated director" is a director who is independent of management and free from any interest and any business or other relationship that could, or could reasonably be perceived to, materially, interfere with the director's ability to act with a view to the best interests of the Company, other than interests and relationships arising from the holder of shares of the Company.

The following table describes whether the directors are independent and, if not independent, sets out the reasons:

Director	Independent	Reason why the Director is not Independent
Kenneth Barker	No	Chief Executive Officer of the Company
Robert Edmunds	Yes	N/A
Jason Finnis	No	President and Chief Operating Officer of the Company
Larisa Harrison	No	Chief Administration Officer, Secretary and Treasurer of the Company
Miljenko Horvat	Yes	N/A
Jeremy Jones	Yes	N/A
Peter Moore	Yes	N/A
Guy Prevost	No	Chief Financial Officer of the Company

2.          Directorships

None of the current directors of the Company hold directorships in any other reporting issuers.

3.          Orientation and Continuing Education

New directors, as part of the orientation program, meet with senior management to discuss the business of the Company and receive historical and current operating and financial information and may tour offices and locations of the Company.

4.          Ethical Business Conduct

The Board has adopted a code of business conduct and ethics applicable to all our employees and directors (the "Code").

The Code is intended to describe our core values and beliefs and to provide the foundation for all business conduct. The Code is further intended to focus our Board and each director, officer and employee on areas of ethical risk, provide guidance to our directors, officers and employees to help them recognize and deal with ethical issues, provide mechanisms to report unethical conduct, and help foster a culture of honesty and accountability. Our guidelines for conducting business are consistent with the highest standards of business ethics. Each director, officer and employee must comply with the letter and spirit of this Code.

5.          Nomination of Directors

The Board considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board's duties effectively and to maintain a diversity of views and experience.

The Board does not have a nominating committee, and these functions are currently performed by the Board as a whole. However, if there is a change in the number of directors required by the Company, this policy will be reviewed.

6.          Compensation

The Company has a Compensation Committee comprised of Larisa Harrison, Miljenko Horvat and Robert Edmunds. The Compensation Committee is responsible for the development and supervision of the Company's approach to compensation for directors, officers and senior management as well as bonuses and any increases in compensation to employees or staff that would have a material impact on the Company's expenses.

The Company has adopted a Compensation Committee Charter. The Company has posted the text of the Compensation Committee Charter on its Internet website at www.naturallyadvanced.com.

7.          Other Board Committees

In addition to the Audit Committee and the Compensation Committee, the Company has one additional committee, the Advisory Board Committee. The Advisory Board Committee is comprised of Lesley Hayes, John Hoekman and Jeremy K. Jones.

8.          Assessments

The Board monitors the adequacy of information given to directors, communication between the Board and management and the strategic direction and processes of the Board.

PARTICULAR OF MATTERS TO BE ACTED UPON

In addition to the ordinary business to be conducted at the Meeting, approval of the Company's shareholders is being sought for the following matters:

Adoption of a New Fixed Share Option Plan

The TSXV requires that each company listed on the TSXV have a stock option plan if the company grants options to its optionees. Subject to the approval of the regulatory authorities having jurisdiction over the securities of the Company, on August 16, 2010 the board of directors approved the adoption of the 2010 Fixed Share Option Plan in which a maximum number of 7,057,640 Common Shares (approximately 20% of the current issued and outstanding Common Shares) were reserved for issuance (the "2010 Option Plan"). It is the responsibility of the Board to ensure that the provisions of the Plan are adhered to.

The Company currently has a stock option plan outstanding, the 2008 Fixed Share Option Plan. Under the 2008 Fixed Share Option Plan, a maximum of 6,068,266 options are reserved for issuance. As of August 16, 2010, 6,044,000 options are issued and outstanding under the 2008 Fixed Share Option Plan.

All outstanding options will be rolled into the 2010 Fixed Share Option Plan and will be counted against the number of Common Shares available for option under the 2010 Option Plan. An option can be exercisable for a maximum of 10 years.

1.          Details of the Plan

         Eligible Optionees

Under the policies of the TSXV, to be eligible for the issuance of a stock option under the 2010 Option Plan an optionee must either be a director, officer, employee, consultant or an employee of a company providing management or other services to the company or a subsidiary at the time the option is granted.

Options may be granted only to an individual or to a non-individual that is wholly owned by individuals eligible for an option grant. If the option is granted to a non-individual, it must provide the TSXV with an undertaking that it will not permit any transfer of its securities, nor issue further securities, to any individual or other entity as long as the option remains in effect, without the consent of the TSXV.

         Summary of Material Terms of the Plan

The following restrictions on issuances of options are applicable under the 2010 Option Plan:

(a)        options are non-assignable and non-transferable;

(b)        options can be exercisable for a maximum of 10 years from the date of grant;

(c)        no more than 5% of the issued shares of the Company may be granted to any one individual in any 12 month period (unless the company has obtained disinterested shareholder approval to do so);

(d)        no more than 2% of the issued shares of the Company may be granted to any one Consultant in any 12 month period,

(e)        no more than an aggregated of 2% of the issued shares of the Company may be granted to all employees conducting investor relations activities, in any 12 month period;

(f)        disinterested shareholder approval will be obtained for any reduction in the exercise price if the optionee is an insider of the Company at the time of the proposed amendment; and

(g)        if an option is granted to an employee, consultant or management company employee, the individual receiving the options must be a bona fide employee, consultant or management company employee, as the case may be.

Subject to the requirements of the TSXV and the prior receipt of any necessary regulatory approval, the Board may in its absolute discretion, amend or modify the 2010 Option Plan or any option granted as follows:

(a)        it may make amendments which are of a typographical, grammatical or clerical nature only;

(b)        it may change the vesting provisions of an option granted hereunder;

(c)        it may change the termination provision of an option granted hereunder which does not entail an extension beyond the original expiry date of such option;

(d)        it may add a cashless exercise feature payable including cash or Common Shares which provides for a full deduction of the number of underlying Common Shares from the Common Shares reserved hereunder;

(e)        it may make amendments necessary as a result in changes in securities laws applicable to the Company;

(f)        if the Company becomes listed or quoted on a stock exchange or stock market senior to the TSXV, it may make such amendments as may be required by the policies of such senior stock exchange or stock market; and

(g)        amend this 2010 Option Plan (except for previously granted and outstanding options) to reduce the benefits that may be granted to Service Providers (before a particular option is granted) subject to the other terms hereof.

The Company shall obtain disinterested shareholder approval prior to any of the following actions becoming effective:

(a)        the 2010 Option Plan, together with all of the Company's other previously established share compensation arrangements, could result at any time in:

(i)        the aggregate number of Common Shares reserved for issuance under options granted to insiders exceeding 10% of the outstanding Common Shares;

(ii)       the number of optioned Common Shares issued to Insiders within a one-year period exceeding 10% of the Common Shares; or

(iii)      the issuance to any one optionee, within a 12-month period, of a number of Common Shares exceeding 5% of outstanding Common Shares; or

(b)        any reduction in the Exercise Price of an Option previously granted to an Insider.

2.         Shareholder Approval

The adoption of the 2010 Option Plan requires shareholder approval by ordinary resolution. At the Meeting, shareholders will be asked to vote on the following resolution, with or without variation:

"Resolved that:

(a)        the 2010 Fixed Share Option Plan dated for reference September 22, 2010, be and is hereby adopted and approved; and

(b)        all outstanding options be rolled into the 2010 Fixed Share Option Plan."

3.         Recommendation

The Board recommends that shareholders vote in favour of the adoption of the 2010 Option Plan.

The nominees in the form of proxy intend to vote for the approval and ratification of the 2010 Option Plan.

The Company is of the view that the 2010 Option Plan provides the Company with the flexibility necessary to attract and maintain the services of senior executives and other employees in competition with other businesses in the industry. A full copy of the 2010 Option Plan will be available for inspection at the Meeting.

An ordinary resolution is a resolution passed by the shareholders of the Company at a general meeting by a simple majority of the votes cast in person or by proxy.

ADDITIONAL INFORMATION

The audited financial statements of the Company for the year ended December 31, 2009, and the report of the auditor thereon will be placed before the Meeting. Additional financial statements for the past two years may be obtained upon request without charge from Guy Prevost, the Chief Financial Officer of the Company, at Suite 402, 1008 Homer Street, Vancouver, British Columbia, Canada, V6B 2X1, telephone number 604-683-8582.

Additional information relating to the Company is available on the SEC website (www.sec.gov), OTC bulletin board (www.otcbb.com) or the Company's website (www.naturallyadvanced.com).

OTHER MATTERS

The directors are not aware of any other matters which they anticipate will come before the meeting as of the date of mailing of this Information Circular.

The contents of this Information Circular and its distribution have been approved by the board.

DATED at Vancouver, British Columbia, Canada, on this 20th day of August, 2010.

BY ORDER OF THE BOARD OF DIRECTORS OF
NATURALLY ADVANCED TECHNOLOGIES INC.

Kenneth Barker,
Chief Executive Officer and a Director

SCHEDULE "A"

AUDIT COMMITTEE CHARTER

I          PURPOSE

The purpose of the Audit Committee (the "Committee") is to assist the Board in fulfilling its oversight responsibilities by: (i) reviewing and reporting on the financial information which will be provided to shareholder and other stakeholders, the system of corporate internal controls which management and the Board have established, and the audit process; (ii) identifying the principal risks of the Corporation and its subsidiaries and ensuring the implementation of appropriate systems to monitor those risks; and (iii) reviewing accounting principles and reviewing compliance with applicable legal and regulatory requirements.

II         COMPOSITION AND TERM OF OFFICE

A.          Members of the Committee are generally appointed by the Board for a one year term at the first meeting of the Board of the Corporation following the annual general meeting. It is comprised of not less than three independent Directors who are financially literate1 and at least one member shall have related financial expertise2.

B.          The Chair of the Committee shall be appointed by the Board.

C.          The CFO will act as the management liaison for the Committee.

D.          The Committee will meet not less than four times per year.

E.          The quorum for the Committee is a majority of members.

III        FINANCIAL REPORTING

A.          Review and recommend to the Board the annual financial reports (annual information form, management information circular, National Instrument 52-110F1, financial statements, MD&A, reports to shareholders and related press releases) for approval.

B.          Review and recommend to the Board the quarterly financial statements (financial statements, MD&A, reports to shareholders and related press releases) for approval.

C.          Be satisfied that for all other public disclosures or information that is extracted or derived from the financial statements, management has procedures in place to review such information, and periodically assess the adequacy of such procedures.

________________________
1 Financial literacy means the ability to read and understand a balance sheet, an income statement and a cash flow statement.

2 Accounting or related financial expertise means the ability to analyze and interpret a full set of financial statements, including the notes attached thereto, in accordance with Canadian Generally Accepted Accounting Principles.

2

D.          Review and approve any other press releases that relate to material financial disclosures.

E.          Review and recommend any changes to accounting policies to the Board.

F.          Review with the auditors any areas of judgment or where estimates have been made, including effects of alternatives under generally accepted accounting principles.

IV         OTHER REVIEW PROCEDURES

A.          Review with management the opportunities and risks inherent in the business and the effectiveness of the controls thereon, including risk mitigation and management strategies.

B.          Oversee management reporting on and review of adequacy of internal controls (while it is senior management's responsibility to design and implement an effective system of internal control, it is the responsibility of the Committee to ensure that management has done so).

C.          Gain reasonable assurance that the Corporation complies with all applicable laws, regulations, rules, policies and other requirements of governments, regulatory agencies and stock exchanges relating to financial reporting and disclosure.

D.          Confirm or review the Corporation's disclosure policy.

E.          Review policies and compliance with policies that require significant actual or potential liabilities, contingent or otherwise to be reported to the committee in a timely fashion.

F.          Review annually the reasonableness of the expenses of the CEO, COO and CFO.

V          EXTERNAL AUDITORS

A.          The external auditor reports directly to the Committee with unrestricted access and will meet at least quarterly with the Committee. Matters discussed will include the annual audit, quarterly reviews, the quality of the Corporation's accounting policies and principles, and the adequacy and effectiveness of the Corporation's internal control and management information systems. In-camera sessions with the external auditors will be held quarterly or as determined by the Committee.

B.          Provide approval and recommend to the Board the engagement of the external auditors, their remuneration, or their discharge.

C.          Provide oversight to the audit engagement by way of a direct reporting relationship with the external auditor and ensure their independence.

D.          Review external audit plans for the year.

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E.          Review with the external auditors any difficulties which arose during the course of their engagement and the ongoing relationship with management.

F.          Pre-approve all audit and non-audit services to be provided by the external auditor (which may be delegated to one or more members of the Committee for ratification at the next scheduled Committee meeting).

G.          Review and approve any hiring of partners/employees of the external auditors.

VI         OTHER

A.          Establish procedures for receipt, retention and treatment of complaints and concerns regarding accounting matters, internal accounting controls and auditing matters or related questionable practices, including anonymous submissions by employees.

B.          Ensure for each meeting that minutes are recorded, drafted and circulated on a timely basis to committee members.

C.          Confirm or amend the Committee's charter annually, for review by external auditors and legal counsel and approval by the Board.

D.          Prior to renewals, review Director and Officer Liability insurance and other corporate insurance coverage, including the credit quality of its insurance carriers and re-insurers.

NAT

Computershare

000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class COMMON SHARES

Holder Account Number

C9999999999 IND

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Form of Proxy - Annual General Meeting to be held on September 22, 2010

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 2:00 pm, Pacific Time, on Friday, September 17, 2010.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

NATQ_PRX_101320/000001/000001/i

SAM SAMPLE

C9999999999

IND C01

Appointment of Proxyholder

I/We, being holder(s) of Naturally Advanced Technologies Inc. hereby appoint: Kenneth Barker, CEO and a director of the Company, or failing him, Jason Finnis, COO and a director of the Company,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Naturally Advanced Technologies Inc. to be held at 500 Granville Street, Vancouver, British Columbia, Canada, V6C 1W6, on Wednesday, September 22, 2010 at 2:00 PM Pacific Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

	For	Against
1. Number of Directors To set the number of Directors to eight.	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Kenneth Barker	☐	☐	02. Robert Edmunds	☐	☐	03. Jason Finnis	☐	☐
04. Miljenko Horvat	☐	☐	05. Jeremy Jones	☐	☐	06. Larisa Harrison	☐	☐
07. Peter Moore	☐	☐	08. Guy Prevost	☐	☐			

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	For	Withhold
3. Appointment of Auditors Appointment of Dale Matheson Carr-Hilton LaBonte LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
4. Share Option Plan To approve the Company's 2010 Fixed Share Option Plan.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

Date

DD / MM / YY

9 9 9 9 9   1 0 1 3 2 0   1 P D I Z   A R 0   N A T Q

NAT

Computershare

000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class COMMON

Holder Account Number

B9999999999 IND

Intermediary

ABCD

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Voting Instruction Form ("VIF") - Annual General Meeting to be held on September 22, 2010

NON-REGISTERED (BENEFICIAL) SHAREHOLDERS

1. We are sending to you the enclosed proxy-related materials that relate to a meeting of the holders of the series or class of securities that are held on your behalf by the intermediary identified above. Unless you attend the meeting and vote in person, your securities can be voted only by Management, as proxyholder of the registered holder, in accordance with your instructions.
2. We are prohibited from voting these securities on any of the matters to be acted upon at the meeting without your specific voting instructions. In order for these securities to be voted at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and return the information requested in this VIF to provide your voting instructions to us promptly.
3. **If you wish to attend the meeting in person or appoint some other person or company, who need not be a shareholder, to attend and act on your behalf at the meeting or any adjournment or postponement thereof, please insert your name(s) or the name of your chosen appointee in the space provided (please see reverse).**
4. **This VIF should be signed by you in the exact manner as your name appears on the VIF. If these voting instructions are given on behalf of a body corporate set out the full legal name of the body corporate, the name and position of the person giving voting instructions on behalf of the body corporate and the address for service of the body corporate.**
5. If this VIF is not dated, it will be deemed to bear the date on which it is mailed by Management to you.
6. **When properly signed and delivered, securities represented by this VIF will be voted as directed by you, however, if such a direction is not made in respect of any matter, the VIF will direct the voting of the securities to be made as recommended in the documentation provided by Management for the meeting.**
7. This VIF confers discretionary authority on the appointee to vote as the appointee sees fit in respect of amendments or variations to matters identified in the Notice of Meeting or other matters as may properly come before the meeting or any adjournment or postponement thereof.
8. Should you wish to receive a legal form of proxy, please write to Computershare at the address indicated above and one will be sent to you by mail. Please remember that a legal proxy is subject to all terms and conditions that apply to proxies as outlined in the documentation provided by Management including any cut-off time for receipt.
9. Your voting instructions will be recorded on receipt of the VIF and a legal form of proxy will be submitted on your behalf.
10. By providing voting instructions as requested, you are acknowledging that you are the beneficial owner of, and are entitled to instruct us with respect to the voting of, these securities.
11. If you have any questions regarding the enclosed documents, please contact the Registered Representative who services your account.
12. This VIF should be read in conjunction with the accompanying documentation provided by Management.

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VIFs submitted must be received by 2:00 pm, Pacific Time, on Friday, September 17, 2010.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-734-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com

If you vote by telephone or the Internet, DO NOT mail back this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may choose an appointee other than the Management appointees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

NATQ_VIF_101319/000001/000001/i

SAM SAMPLE

B9999999999

IND DT1

Appointee(s)

Management Appointees are: Kenneth Barker, CEO and a director of the Company, or failing him, Jason Finnis, COO and a director of the Company,

OR

If you wish to attend in person or appoint someone else to attend on your behalf, print your name or the name of your appointee in this space (see Note #3 on reverse).

as my/our appointee to attend, act and to vote in accordance with the following direction (or if no directions have been given, as the appointee sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of Naturally Advanced Technologies Inc. to be held at 500 Granville Street, Vancouver, British Columbia, Canada, V6C 1W6, on Wednesday, September 22, 2010 at 2:00 PM Pacific Time, and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY **HIGHLIGHTED TEXT** OVER THE BOXES.

	For	Against
1. Number of Directors To set the number of Directors to eight.	☐	☐

2. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01. Kenneth Barker	☐	☐	02. Robert Edmunds	☐	☐	03. Jason Finnis	☐	☐
04. Miljenko Horvat	☐	☐	05. Jeremy Jones	☐	☐	06. Larisa Harrison	☐	☐
07. Peter Moore	☐	☐	08. Guy Prevost	☐	☐			

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	For	Withhold
3. Appointment of Auditors Appointment of Dale Matheson Carr-Hilton LaBonte LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.	☐	☐

	For	Against
4. Share Option Plan To approve the Company's 2010 Fixed Share Option Plan.	☐	☐

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Authorized Signature(s) - This section must be completed for your instructions to be executed.

If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.

Signature(s)

Date

DD / MM / YY

Should you wish to receive a legal proxy, refer to Note #8 on reverse.

9 9 9 9 9 1 0 1 3 1 9 1 V D I Z A R 0 N A T Q

August 20, 2010

FINANCIAL STATEMENT REQUEST FORM

Dear Shareholder

In accordance with the rules of National Instrument 51-102 "Continuous Disclosure Obligations", effective March 30, 2004, as a registered shareholder or non-registered shareholder of the Company you are entitled to receive our interim financial statements, annual financial statements, or both. If you wish to receive them, please either complete the information below and return the form by mail. Your name will then be placed on the Supplemental Mailing List maintained by the Company.

As long as you remain a registered shareholder, you will receive this form each year and will be required to renew your request to receive these financial statements.

To:       Naturally Advanced Technologies Inc.
            Suite 402 - 1008 Homer Street, Vancouver, BC CANADA V6B 2X1

I wish to receive your (check one or both as necessary):

                                   _________     Interim Financial Statements & MD&A
                                   _________     Annual Financial Statements & MD&A

Preferred method of communication:

                                   _________     Email
                                   _________     Mail

which should be sent to:

                       _____________________________________________________

                       Name

                       _____________________________________________________

                       Address

                       _____________________________________________________

                       Email Address

Naturally Advanced Technologies Inc.
402-1008 Homer Street Vancouver, BC Canada V6B 2X1 • T: 604.683.8582 • F: 604.683.8586 • toll-free: 866.436.7869
www.naturallyadvanced.com • E:info@naturallyadvanced.com